UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2025

Fortress Credit Realty Income Trust

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56685	99-3367363
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas
New York, New York		10105
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 798-6100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

January 31, 2025 NAV Per Share

On February 18, 2025, Fortress Credit Realty Income Trust (the “Company” or “we”) reported net asset value (“NAV”) per share for each class of common shares of the Company as of January 31, 2025, which is set forth below:

NAV per Share
Class B	$20.2377
Class R	$20.1296
Class I	$20.3428
Class E	$20.1942

Net Asset Value

A detailed calculation of the NAV per share is set forth below. We calculate NAV per share in accordance with the valuation guidelines that have been approved by our board of trustees. Our total NAV presented in the following tables includes the NAV of our outstanding classes of common shares, which includes Class B, Class R, Class J-1, Class J-2, Class J-4, Class S, Class D, Class I and Class E common shares. The following table provides a breakdown of the major components of our NAV as of January 31, 2025 (amounts in thousands):

Components of NAV	Amount
Commercial real estate loan investments	$582,805
Investments in real estate-related assets	$78,279
Cash and cash equivalents	$73,693
Restricted cash	$222,480
Other assets	$4,306
Secured debt arrangements	$(340,618)
Subscriptions received in advance	$(207,144)
Revolving credit facilities	$(48,967)
Distribution payable	$(2,173)
Accounts payable and accrued expenses	$(1,955)
Due to affiliate	$(1,082)
Other liabilities	$(14,741)
Non-controlling interests	$(10,640)
Net Asset Value	$334,243
Number of outstanding shares	16,532

The following table provides a breakdown of our total NAV and NAV per share by class as of January 31, 2025 (amounts in thousands, except per share data):

	Monthly NAV	Number of outstanding shares	NAV per Share as of January 31, 2025
Class B	$254,504	12,576	$20.2377
Class R	53,471	2,656	$20.1296
Class J-1	—	—	—
Class J-2	—	—	—
Class J-4	—	—	—
Class S	—	—	—
Class D	—	—	—
Class I	1,890	93	$20.3428
Class E	24,378	1,207	$20.1942
Total	$334,243	16,532

The following table provides a breakdown of the major components of NAV as of December 31, 2024 (amounts in thousands):

Components of NAV	Amount
Commercial real estate loan investments	$370,401
Investments in real estate-related assets	80,667
Cash and cash equivalents	54,617
Restricted cash	140,580
Other assets	5,770
Secured debt arrangements	(231,779)
Subscriptions received in advance	(105,063)
Revolving credit facilities	(61,591)
Distribution Payable	(2,761)
Accounts payable and accrued expenses	(1,313)
Due to affiliate	(779)
Other liabilities	(8,709)
Non-controlling interests	(8,856)
Net Asset Value	$231,184
Number of outstanding shares	11,528

The following table provides a breakdown of our total NAV and NAV per share by class as of December 31, 2024 (amounts in thousands, except per share data):

	Monthly NAV	Number of outstanding shares	NAV per Share as of December 31, 2024
Class B	$188,644	9,401	$20.0658
Class R	19,448	976	$19.9270
Class J-1	—	—	—
Class J-2	—	—	—
Class J-4(1)	—	—	—
Class S	—	—	—
Class D	—	—	—
Class I	353	18	$20.1462
Class E	22,739	1,133	$20.0625
Total	$231,184	11,528

(1) Effective as of December 16, 2024, the former Class J-3 common shares were renamed the “Class J-4 common shares.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Credit Realty Income Trust

Dated: February 21, 2025	By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss Title: Chief Financial Officer